UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2019

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street

New York, NY 10011

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Item 7.01                                           Regulation FD Disclosure.

On May 20, 2019, IAC/InterActiveCorp (“the Company”) issued a press release announcing the proposed offerings by (i) its wholly owned subsidiary IAC FinanceCo 2, Inc. (“FinanceCo 2”) of $500 million aggregate principal amount of its exchangeable senior notes due 2026 and the related grant to the initial purchasers of such notes of an option to purchase, within a 13-day period beginning on, and including, the date FinanceCo 2 first issues such notes, up to an additional $75 million aggregate principal amount of such notes, solely to cover over-allotments and (ii) its wholly owned subsidiary IAC FinanceCo 3, Inc. (“FinanceCo 3”) of $500 million aggregate principal amount of its exchangeable senior notes due 2030 and the related grant to the initial purchasers of such notes of an option to purchase, within a 13-day period beginning on, and including, the date FinanceCo 3 first issues such notes, up to an additional $75 million aggregate principal amount of such notes, solely to cover over-allotments.

In connection with each proposed offering, each of FinanceCo 2 and FinanceCo 3 expects to enter into exchangeable note hedge transactions with one or more of the applicable initial purchasers or their respective affiliates (the “Option Counterparties”), and the Company expects to enter into warrant transactions with the Option Counterparties.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements.  These forward-looking statements include, among others, statements relating to the proposed offerings.  These forward-looking statements are based on Company management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons.  Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Other unknown or unpredictable factors that could also adversely affect the Company’s business, financial condition and results of operations may arise from time to time. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of the Company’s management as of the date of this Current Report on Form 8-K. The Company does not undertake to update these forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(d)                               Exhibits to this Form 8-K

Exhibit No.	Description
99.1	Press Release of IAC/InterActiveCorp, dated May 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregg Winiarski
Name:	Gregg Winiarski
Title:	Executive Vice President, General Counsel and Secretary

Date:  May 20, 2019